UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2014

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Lakeland Financial Corporation
(Exact name of Registrant as specified in its charter)

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Indiana	0-11487	35-1559596
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification No.)

202 East Center Street, P.O. Box 1387, Warsaw, Indiana 46581-1387

(Address of principal executive offices) (Zip Code)

(574) 267-6144

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On March 25, 2014, Lakeland Financial Corporation (the “Company”) announced that Lisa M. O’Neill, age 46, will be appointed an Executive Vice President and the Chief Financial Officer of the Company and Lake City Bank, the Company’s wholly owned subsidiary (the “Bank”), effective in April 2014.  Ms. O’Neill has been the Chief Financial Officer of First Manitowoc Bancorp, Inc., a publicly traded bank holding company, since 2007.  In compensation for her service, Ms. O’Neill will receive an annual salary of $200,000 and shall be entitled to participate in all compensation and benefit plans available to the executive officers of the Company and the Bank pursuant to the terms of such plans.

The press release relating to Ms. O’Neill’s appointment issued on March 25, 2014 is attached hereto as Exhibit 99.1

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

99.1	Press Release issued by Lakeland Financial Corporation and Lake City Bank on March 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND FINANCIAL CORPORATION

Dated:  March 25, 2014                                                                                                                                                                                      By:   /s/David M. Findlay

                                                                                                                           David M. Findlay
                                                                                                                           President and Chief Financial Officer